SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 17, 2015

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| _ |   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| _ |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| _ |   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| _ |   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a)           On September 17, 2015, Perma-Fix Environmental Services, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “2015 Annual Meeting”).

(b)           As of the record date for the 2015 Annual Meeting, 11,525,888 shares of the Common Stock were outstanding, each entitled to one vote per share. At the 2015 Annual Meeting, of those 11,525,888 outstanding shares of Common Stock, 8,554,630 shares were present at the meeting in person or by proxy, representing approximately 74.221% of the Company’s securities entitled to vote.

At the 2015 Annual Meeting, stockholders (1) reelected seven directors to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified; (2) ratified the appointment of Grant Thornton, LLP, as the Company’s independent registered public accounting firm for the 2015 fiscal year; and (3) approved, by non-binding advisory vote, the 2014 compensation of the Company’s named executive officers.

The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal No. 1—Election of Directors:

Nominee	Votes For	Votes Withheld

Dr. Louis F. Centofanti	5,129,624	105,774
John M. Climaco	4,959,660	275,738
Dr. Gary Kugler	3,491,491	1,743,907
Jack Lahav	5,132,825	102,573
Joe R. Reeder	3,455,808	1,779,590
Larry M. Shelton	3,501,074	1,734,324
Mark A. Zwecker	3,458,727	1,776,671

There were 3,319,232 broker non-votes for each nominee.

Proposal No. 2—Ratification of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Votes Abstained

8,491,956	2,959	59,715

There were no broker non-votes on this matter.

Proposal No. 3—Approval, by an Advisory (Non-Binding) Vote, of the 2104 Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstained

5,129,878	96,638	8,882

There were 3,319,232 broker non-votes on this matter.

Section 8 – Other Events

Item 8.01 Other Events

Board of Director Committees

On September 17, 2015, the Company’s Board of Directors (the “Board”) revised the compositions of the Audit Committee and the Compensation and Stock Option Committee as follows:

Audit Committee

Mark Zwecker – Chairman

Larry Shelton

Jack Lahav

Mr. Jack Lahav replaced Dr. Gary Kugler as a member of the Audit Committee. The Board has determined that Mr. Lahav meets the NASDAQ’s composition requirements, including the requirements regarding financial literacy and financial sophistication, and that Dr. Kugler is independent under the NASDAQ listing standards and the rules of the Securities and Exchange Commission (“SEC”) regarding audit committee membership. The composition of the Company’s Audit Committee continues to meet all independence and other requirements pursuant to applicable NASDAQ and SEC rules.

Compensation and Stock Option Committee

Dr. Gary Kugler – Chairman

Joe Reeder

Larry Shelton

Mark Zwecker

The composition of the Company’s Compensation and Stock Option Committee continues to meet all independence and other requirements pursuant to applicable NASDAQ and SEC rules.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2015

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer

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